                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


--------------------------------------------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report:  January 26, 1998

                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                    1-12898                 38-2011419
         --------                    -------                 ----------
     (State or other               (Commission            (I.R.S. Employer
     jurisdiction                  File Number)          Identification No.)
     of incorporation)            Formerly 96868


     27555 Farmington Road
     Farmington Hills, Michigan                          48334-3357
     --------------------------                          ----------
     (Address of principal                               (zip code)
       executive offices)


Registrant's telephone number, including area code (248) 488-7000


Total Pages:  6
             ---
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Item 5. Other Events

        Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

        See the Report to the Trustee and the Report to the Certificate holders for the month of January 1998 attached hereto as Exhibit A and Exhibit B, respectively.

                                   Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Source One Mortgage Services Corporation
(Registrant)


Date:   January 26, 1998               By:  /s/ John Cleary
                                           ------------------------------------
                                                John Cleary
                                                Senior Vice President


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                            SERVICER'S CERTIFICATE
                             January        1998
                             (month)       (year)

                Mortgage Pass-Through Certificates, Series A,
                          11-1/2% Pass-Through Rate

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1985 (the "Agreement") between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee ( the "Trustee"), governing the Certificates referred to above, the company hereby certifies to the Trustee:

(a) As the close of business on the Business Day next preceding the Determination Date for this month:

      (1)  The Maximum Payment Amount is:                       $ 1,665,163.09
                                                                --------------

      (2)  Aggregate Payments to date are:                      $     -0-
                                                                --------------

      (3)  Net recoveries to date are:                          $     -0-
                                                                --------------

      (4)  The Amount Available for this month is:              $ 1,665,163.09
                                                                --------------

      (5)  The Delinquency Amount for this month is:            $     -0-
                                                                --------------

      (6)  The Repurchase Amount for this month is:             $     -0-
                                                                --------------

      (7)  The amount to be distributed to Certificate
           holders in this month from funds available
           in the Certificate Account pending distribution
           or withdrawal in future months is:                   $    30,208.75
                                                                --------------

      (8)  The Amount of Payment for this month is:             $     -0-
                                                                --------------

      (9)  Estimated Net Recoveries for month are:              $     -0-
                                                                --------------

     (10)  The Amount of Additional Payments for this
           month is:                                            $     -0-
                                                                --------------

     (11)  The amount of (8) above allocable to (5)
           above is:                                            $     -0-
                                                                --------------

     (12)  The amount of (8) above allocable to (6)
           above is:                                            $     -0-
                                                                --------------

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     (13)  The amount to be distributed on the
           Distribution Date for this month per Single
           Certificate is:
                                  Principal:                    $       4.2852
                                                                --------------

                                  Interest:                     $       4.8468
                                                                --------------

                                  Total:                        $       9.1320
                                                                --------------



    (b) The Loans to be repurchased by and transferred to the Company during this month in accordance with the Agreement, the repurchase prices for which Loans constitute the amount specified in Paragraph (a) (11) above, are identified in
         Exhibit B to the Agreement as Loan numbers    -0-   .
                                                    ---------

    Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                                Source One Mortgage Services Corporation, as Servicing Agent


                                By: /s/ John Cleary
                                    -------------------------------------
                                        John Cleary
                                        Senior Vice President

                         Report to Certificate Holders

                             January          1998
                             ----------------------
                             (month)         (year)

                    Source One Mortgage Services Corporation
                  Mortgage Pass-Through Certificates, Series A
                           11  1/2% Pass-Through Rate

The Certificates referred to above (the "Certificates") evidence fractional undivided interests in a trust (the "Trust") whose property consists of a pool (the "Pool") of conventional one-family mortgage loans and cooperative apartment loans (collectively, the "Loans"). The Pooling and Servicing Agreement, dated as of May 1, 1985 (the "Agreement", between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), requires that the Company forward to each Certificate holder a monthly report setting forth certain information with respect to the Pool and the Certificates. For the purpose of this report, the following terms shall have the following definitions:

"Single Certificate" means a Certificate representing an undivided 1/3308th interest in the Pool.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the city and state where the office of the Trustee is located and authorized or obligated by law or executive order to be closed.

"Distribution Date" means the 25th day of any month beginning May 1985; if such 25th day is not a Business Day, the Business Day immediately following.

"Determination Date" means the third Business Day next preceding the Distribution Date for this month:

As of the close of business on the Business Day next preceding the Determination Date for this month:

(1)  The amount of this month's distribution on a per
     Single Certificate basis allocable to scheduled
     repayments (not including prepayments) of principal
     of the Loans in the Pool is:                               $       4.0497
                                                                --------------
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(2)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to prepayments
     (not including scheduled repayments) of principal of
     the Loans in the Pools is:                                 $        .2355
                                                                --------------

(3)  The amount of this month's distribution on a per-Single
     Certificate basis allocable to payments of
     interest on the Loans in the Pool is:                      $       4.8468
                                                                --------------
(4)  The amount of servicing compensation received by the
     Company during the current month is:                       $     2,303.63
                                                                --------------

(5)  The aggregate outstanding principal amount of the Loans
     in the Pool net on the current distribution is:            $ 1,658,859.51
                                                                --------------

(6)  The number and aggregate principal balances of the
     Loans in the Pool delinquent one month are:                3 loans with a
                                                               principal balance
                                                                of $ 46,458.90
                                                                   -----------

(7)  The number and aggregate principal balances of the          0 loan with a
     Loans in the Pool delinquent two or more months are:      principal balance
                                                                of     -0-
                                                                   -----------
(8)  The book value of any collateral acquired by the
     Pool through foreclosure or otherwise is:                         -0-
                                                                   -----------

(9)  The current ratio of the amount available in the
     Trust for payments to Certificate holders (after
     adjustment to reflect amounts to be distributed this
     month) to the aggregate principal balance of the
     loans in the Pool net of this distribution is:                 100% to 1
                                                                   -----------

(10) The Company should give any other customary information as the Company deems necessary of desirable to enable Certificate Holders to prepare their tax returns.

   SOURCE ONE MORTGAGE SERVICES CORPORATION as Servicing Agent

                   By: /s/ John Cleary
                       ------------------------------
                           John Cleary
                           Senior Vice President